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                                                                      Exhibit 21

                            REGISTRANT'S SUBSIDIARIES

Corporations and Limited Liability Companies

Cornerstone Insurance Company, a Cayman Islands corporation

Kindred Healthcare Operating, Inc., a Delaware corporation

     Kindred Acute Pulmonary East, Inc., a Delaware corporation

     Kindred Acute Pulmonary West, Inc., a Delaware corporation

     Kindred Hospitals East, L.L.C., a Delaware limited liability company

     Kindred Hospitals West, L.L.C., a Delaware limited liability company

     Kindred Nursing Centers East, L.L.C., a Delaware limited liability company

     Kindred Nursing Centers West, L.L.C., a Delaware limited liability company

     Kindred Nursing Centers South, L.L.C., a Delaware limited liability company

     Kindred Nursing Centers North, L.L.C., a Delaware limited liability company

     Kindred Nursing Centers Central, L.L.C., a Delaware limited liability company

     Kindred Nevada, L.L.C., a Delaware limited liability company

     Kindred Holdings, L.L.C., a Delaware limited liability company

     Kindred Investment Company, a Delaware corporation

     Kindred Systems, Inc., a Delaware corporation

     Kindred Healthcare Services, Inc., a Delaware corporation

          Kindred Hospice, Inc., a Kentucky corporation

     Kindred Facility Services, Inc., a Delaware corporation

     Kindred Insurance Holdings, Inc., a Delaware corporation

          Kindred Provider Network, Inc., a Delaware corporation

     Kindred Pediatric Care, Inc., a Delaware corporation

     Kindred Home Care Services, Inc., a Delaware corporation

     Ledgewood Health Care Corporation, a Massachusetts corporation (1)

     Medisave Pharmacies, Inc., a Delaware corporation

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          Medisave of Tennessee, Inc., a Delaware corporation

          American X-Rays, Inc., a Louisiana corporation

          First Rehab, Inc., a Delaware corporation

          Advanced Infusion Systems, Inc., a California corporation

     Kindred Rehab Services, Inc., a Delaware corporation

          Health Care Holdings, Inc., a Delaware corporation

               Health Care Technology, Inc., a Delaware corporation

          Helian Health Group, Inc., a Delaware corporation

               Helian ASC of Northridge, Inc., a California corporation

                        MedEquities, Inc., a California corporation

               Helian Recovery Corporation, a California corporation

                        Recovery Inns of America, Inc., a California corporation

               Palo Alto Surgecenter Corporation, a California corporation

          Horizon Healthcare Services, Inc., a Georgia corporation

               Tunstall Enterprises, Inc., a Georgia corporation

          PersonaCare, Inc., a Delaware corporation

               Lafayette Health Care Center, Inc., a Georgia corporation

               PersonaCare Living Center of Clearwater, Inc., a Delaware corporation

               PersonaCare of Bradenton, Inc., a Delaware corporation

               PersonaCare of Clearwater, Inc., a Delaware corporation

               PersonaCare of Connecticut, Inc., a Connecticut corporation

                        Courtland Gardens Health Center, Inc., a Connecticut corporation

                        Homestead Health Center, Inc., a Connecticut corporation

                        Stamford Health Facilities, Inc., a Connecticut corporation

               PersonaCare of Georgia, Inc., a Delaware corporation

               PersonaCare of Huntsville, Inc., a Delaware corporation

               PersonaCare of Little Rock, Inc., a Delaware corporation

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               PersonaCare of Ohio, Inc., a Delaware corporation

               PersonaCare of Owensboro, Inc., a Delaware corporation

               PersonaCare of Pennsylvania, Inc., a Delaware corporation

               PersonaCare of Pompano East, Inc., a Delaware corporation

               PersonaCare of Pompano West, Inc., a Delaware corporation

               PersonaCare of Reading, Inc., a Delaware corporation

               PersonaCare of San Antonio, Inc., a Delaware corporation

               PersonaCare of San Pedro, Inc., a Delaware corporation

               PersonaCare of Shreveport, Inc., a Delaware corporation

               PersonaCare of St. Petersburg, Inc., a Delaware corporation

               PersonaCare of Warner Robbins, Inc., a Delaware corporation

               PersonaCare of Wisconsin, Inc., a Delaware corporation

               PersonaCare Properties, Inc., a Georgia corporation

               Tucker Nursing Center, Inc., a Georgia corporation

          Respiratory Care Services, Inc., a Delaware corporation

          TheraTx Health Services, Inc., a Delaware corporation

               TheraTx Rehabilitation Services, Inc., a Delaware corporation

          TheraTx Healthcare Management, Inc., a Delaware corporation

          TheraTx Management Services, Inc., a California corporation

          TheraTx Medical Supplies, Inc., a Delaware corporation

          TheraTx Staffing, Inc., an Illinois corporation

     Specialty Healthcare Services, Inc., a Delaware corporation

          Southern California Specialty Care, Inc., a California corporation

          Specialty Hospital of Cleveland, Inc., an Ohio corporation

          Specialty Hospital of Dallas, Inc., a Texas corporation

          Specialty Hospital of Philadelphia, Inc., a Pennsylvania corporation

          Specialty Hospital of South Carolina, Inc., a South Carolina corporation

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     Transitional Hospitals Corporation, a Nevada corporation

          Caribbean Behavioral Health Systems, Inc., a Nevada corporation

          Transitional Hospitals Corporation, a Delaware corporation

               JB Thomas Hospital, Inc., a Massachusetts corporation

               THC - Chicago, Inc., an Illinois corporation

                    THC - North Shore, Inc., an Illinois corporation

               THC - Hollywood, Inc., a Florida corporation

               THC - Houston, Inc., a Texas corporation

               THC - Minneapolis, Inc., a Minnesota corporation

               THC - Orange County, Inc., a California corporation

               THC - San Diego, Inc., a California corporation

               THC - Seattle, Inc., a Washington corporation

               Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

               Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

               Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

               Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

               Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

               Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

               Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

          Transitional Hospitals Corporation of Michigan, Inc., a Michigan corporation

          Community Psychiatric Centers of California, a California corporation

               Community Psychiatric Centers Properties Incorporated, a California corporation

                    CPC Investment Corp., a California corporation

                    Kindred Pulmonary Illinois, Inc., an Illinois corporation

          Community Psychiatric Centers of Kansas, Inc., a Kansas corporation

          Community Psychiatric Centers Properties of Texas, Inc., a Texas corporation

          Community Psychiatric Centers Properties of Utah, Inc., a Utah corporation

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          CPC Managed Care Health Services, Inc., a Delaware corporation

               Community Behavioral Health System, Inc., a Louisiana corporation

          CPC Properties of Kansas, Inc., a Kansas corporation


Partnerships

Kindred Acute Pulmonary Limited Partnership, a Delaware limited partnership

Kindred Hospitals Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Central Limited Partnership, a Delaware limited partnership

Kindred Home Care and Hospice Indiana Partnership, an Indiana general partnership

     ProData Systems, Inc., an Alabama corporation

Foothill Nursing Company Partnership, a California general partnership (1)

Fox Hill Village Partnership, a Massachusetts general partnership (1)

Starr Farm Partnership, a Vermont general partnership (1)

Hillhaven-MSC Partnership, a California general partnership

Visiting Nurse Advanced Infusion Systems - Anaheim, a California general partnership (1)

Pharmaceutical Infusion Therapy, a California general partnership (2)

California Respiratory Care Partnership, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Newbury Park, a California general partnership (2)

Northridge Surgery Center, Ltd., a California limited partnership (3)

Northridge Surgery Center Development Ltd., a California limited partnership (4)

Recovery Inn of Menlo Park, L.P., a California limited partnership (5)


(1)  Only fifty percent (50%) is owned by one of the Registrant's subsidiaries

(2) Only fifty-one percent (51%) is owned by one or more of the Registrant's subsidiaries

(3) Only forty-eight percent (48%) is owned by one or more of the Registrant's subsidiaries

(4) Only forty-three percent (43%) is owned by one of the Registrant's subsidiaries

(5) Only ninety-eight percent (98%) is owned by one or more of the Registrant's subsidiaries

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